October 30, 2018

Dear Shareholder,

The Paradigm Micro-Cap Fund (PVIVX) declined 1.98% in the third quarter of 2018, compared to a gain of 0.83% for the benchmark Russell Microcap. Over the past one-year period, the Fund returned 11.15%, compared to 13.65% for the benchmark Russell Microcap. Since inception, the Fund has returned 8.96% per year, compared to an 8.24% annualized return for the Russell Microcap*.

We have highlighted the Growth versus Value performance gap before, but believe it is worth revisiting. For example, on average, thus far in 2018 the Russell Growth indices have outperformed Value by 500-1300 basis points. Using the Russell 2000 index as an example, the Russell 2000 Growth Index has returned 15.76% in 2018, versus only 7.14% for the Russell 2000 Value Index. Taking a longer-term perspective, we continue to view the relative underperformance of value as a source of potential upside as we look toward the future.

Holdings in the Heath Care sector drove outperformance relative to the benchmark during the third quarter. Portfolio sector holdings returned 19.01% during the quarter as compared to 5.94% for the benchmark sector. This performance was driven primarily by Health Care Technology and Health Care Equipment & Services holdings, which are benefiting from prior investments in product innovation and enjoying increased uptake in end-markets.

Our holdings in the Information Technology sector were challenged during the quarter. Semiconductor capital equipment names were pressured due to concerns about oversupply in memory integrated circuits, which is causing companies to stall planned capacity expansions.

On a macro level, we believe the overall picture remains positive for the US economy. The most recent jobs data were exceptionally robust, with the unemployment rate ticking down to 3.7% —lower than forecast and at the lowest level seen since 1969. Moreover, wage growth continued to eke up, remaining on track for annualized growth of 2.8% . ISM data also remain strong; while the manufacturing index was slightly lower sequentially, it remains well in expansionary territory at 59.8. The ISM Services index increased to 61.6, marking its highest level since it was created in 2008, reflecting ongoing optimism about the US business environment. Among other economic data points, consumer confidence remains relatively strong. However, like some housing-related data, it has shown some signs of slipping in recent months, as something to monitor as mortgage rates continue to edge higher.

We are thankful for this steady economic foundation, given the many uncertainties the markets are currently contemplating. Foremost among them is the ongoing escalation of the trade tariffs that had only begun to be factored in. At this point, the next wave of potential tariffs is under consideration, with much more far-reaching consequences for a broader swath of American businesses. The prospective $200 billion of tariffs that would begin in January 2019 will create import constraints that would be much harder to avoid or manage through for many corporations. Moreover, these global trade decisions will likely carry with them second-order effects such as unfavorable movements in oil prices and the US dollar that could present additional headwinds to US economic growth in 2019. In addition to these trade and tariff unknowns, there are also concerns around the Fed tightening trajectory and midterm elections, to name but a few.

Despite these uncertainties that have served to stoke market fears and volatility in October, we remain relatively constructive with regard to the small-cap universe in which we invest. Historically, small-cap equities have remained more insulated from global trade tensions and shocks. Moreover, these US-based companies are in a position to benefit from a still growing US economy, while continuing to accrue bottom-line enhancement resulting from a lower US corporate tax rate.

When we review our own portfolio holdings, we believe it remains a somewhat bifurcated market. Despite headlines trumpeting stocks reaching all-time highs and extended valuations, we can also point to many of our holdings that remain closer to their 52-week lows and trough valuations, rather than peak. We believe that our value orientation means that we have remained disciplined in our search for those stocks that exhibit a disconnect from the market. While the market may not favor uncertainty, we believe that with active management we can identify those stocks that have the potential to return to growth, provide consistent and strong free cash flows, and thus deliver excess returns over the longer term. While it is far from easy, we believe that this period should be no different from others, and that by staying the course we should be rewarded over time.

As always, we thank you for your ongoing support and your investment with Paradigm Capital Management.

Sincerely,

/s/ Candace King Weir Candace King Weir	/s/ Amelia Farley Weir Amelia Farley Weir
Chief Investment Officer	Portfolio Manager

CKW & AFW/mbr
Enclosures

*During the one-year period ended September 30, 2018, the Paradigm Micro-Cap Fund returned 11.15%, compared to 13.65% for the Russell Microcap Index. The Paradigm Micro-Cap Fund’s average annual return for the five-year period ended September 30, 2018 was 10.11% compared to 10.48% for the Russell Microcap Index, and for the ten-year period the Fund’s return was 11.09% compared to 10.78% for the Russell Microcap benchmark. As of the Fund’s most recent prospectus dated April 30, 2018, the Fund’s total expense ratio is 1.26% . Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next smallest eligible securities by market cap. The Russell Microcap is completely reconstituted annually to ensure larger stocks do not distort performance and characteristics of the true microcap opportunity set. Effective December 27, 2011 the Fund changed its investment strategy. Under normal circumstances, the Micro-Cap Fund invests at least 80% of its net assets in common stocks of U.S. micro-cap companies.

You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.